                                                                    Exhibit 10.3

                               SECOND AMENDMENT TO
                   INSURANCE ADMINISTRATION SERVICES AGREEMENT

         This SECOND AMENDMENT ("Amendment"), effective as of August 12, 2002, is made to that certain INSURANCE ADMINISTRATION SERVICES AGREEMENT (the "Agreement") dated October 1, 2001 by and between INSURANCE MANAGEMENT SOLUTIONS, INC. ("IMS"), a corporation organized and existing under the laws of the State of Florida with its principal place of business located at 801 94th Avenue North, St. Petersburg, Florida, and each of BANKERS INSURANCE COMPANY ("BIC'), BANKERS SECURITY INSURANCE COMPANY ("BSIC") and FIRST COMMUNITY INSURANCE COMPANY ("FCIC"), herein collectively referred to as "Customer", all having their principal place of business at 360 Central Avenue, St. Petersburg, Florida 33701, which Agreement was amended by that certain First Amendment dated July 1, 2002 (collectively with the Agreement is hereinafter referred to as the "Agreement").

         WHEREAS, IMS is engaged by Customer to provide certain policy administration services and claims administration services, respectively, as provided in the Agreement; and

         WHEREAS, Customer and IMS mutually desire to add certain services relating to Information Technology ("IT") Services to be provided by IMS to Customer including the fees associated with such services, as the same are more specifically set forth herein.

         NOW THEREFORE, IN CONSIDERATION OF the mutual covenants and agreements hereinafter set forth, and for the considerations set forth in the Agreement, the parties hereto hereby covenant and agree as follows:

1. Insurance Administration Services. The "Insurance Administration Services" described in the Agreement will now include the services set forth on "EXHIBIT IV" attached hereto and made a part hereof, which
         EXHIBIT IV describes the "IMS COVERAGE OF CUSTOMER-OWNED IT SERVICES". Both EXHIBIT I and EXHIBIT II of the Agreement shall remain as is, without modification. Provided, however, the following sentence is hereby deleted in its entirety from Revised Exhibit I attached to the First Amendment, to wit:

                4) TELECOM SERVICES AND EQUIPMENT. IMS shall provide use of the telecom equipment in consideration of Customer administrating the system and providing technical support.

2. Fees and Expenses. In addition to describing such services, EXHIBIT IV contains the "Fees" associated with and applicable to the IMS COVERAGE OF CUSTOMER-OWNED IT SERVICES. The "REVISED SCHEDULE B" attached to the First Amendment to Insurance Administration Service Agreement shall remain as is, without modification, but shall not be applicable to the services described on EXHIBIT IV.

3. All Other Terms. Except as specifically modified by the terms of this Second Amendment, all other terms, definitions, conditions, exhibits and schedules contained in or otherwise attached to the Agreement shall remain in full force and effect.



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

IN WITNESS WHEREOF, the parties hereto by their respective duly authorized representatives have executed this Second Amendment as of the date and year first set forth above.

--------------------------------------------------------------------------------

"IMS"

INSURANCE MANAGEMENT SOLUTIONS, INC.

By:      s/s DM Howard
   ---------------------------------

As its: Pres/CEO
        ----------------------------

--------------------------------------------------------------------------------

"CUSTOMER"

BANKERS INSURANCE COMPANY

By:      s/s David K. Meehan
   ---------------------------------

As its: President
        ----------------------------

BANKERS SECURITY INSURANCE COMPANY

By:      s/s David K. Meehan
   ---------------------------------

As its: President
        ----------------------------

FIRST COMMUNITY INSURANCE COMPANY

By:      s/s David K. Meehan
   ---------------------------------

As its: President
        ----------------------------

--------------------------------------------------------------------------------







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


                                   EXHIBIT IV

                 TO INSURANCE ADMINISTRATION SERVICES AGREEMENT

                   IMS COVERAGE OF CUSTOMER-OWNED IT SERVICES

SECTION I. IT OUTSOURCING SERVICES, UNLESS OTHERWISE DESCRIBED HEREIN, IMS SHALL PROVIDE THE FOLLOWING SERVICES TO CUSTOMER BASED UPON THE SERVICES FEE DESCRIBED FOR EACH.

------------------------------------------------------------------------
             SERVICES:                           SERVICES FEE
------------------------------------------------------------------------
         Desktop Support(1)             $37.00 per employee per month;
                                         monthly minimum of $9,250.00
------------------------------------------------------------------------
         Server Support(2)                     $7,841 per month
------------------------------------------------------------------------
         Telecom Support(3)             $31.00 per employee per month;
                                         monthly minimum of $7,750.00
------------------------------------------------------------------------
         Telecom Hosting(4)                    $2,000 per month
------------------------------------------------------------------------
  Application Software Support(5)             $43,490 per month
------------------------------------------------------------------------
      Statistical Reporting(6)                 $2,500 per month
------------------------------------------------------------------------

(1) Desktop Support (on-site support to be provided from 8:00 AM to 6:00 PM, Monday through Friday and on-call after regular business hours, including holidays):
         -        Initially covers Customer's 360 employees located in St.
                  Petersburg, Florida that are desktop users and require desktop support
         - This service fee may be adjusted each quarter based upon the number of Banker's employees on current payroll at the beginning of such quarter. Either party may request an adjustment (that is, an increase in fees or decrease in fees), based upon a change in the number of Customer's employees by providing written notice to the other party at the beginning of each quarter. Should either party fail to request an adjustment for a particular quarter, the fee shall remain as-is for the remainder of that quarter. Provided, request for an adjustment may be made at the beginning of the next quarter (the foregoing is called the "Employee Adjustment")

         -        IMS will provide:
                           -        Help Desk Services
                                    -        Intranet enabled support ticket
                                             request capability
                                    -        Support telephone line
                                    -        Problem resolution at the desktop
         -        Customer will provide:
                           -        Desktop Hardware for each associate covered
                           -        Desktop Software for each associate covered

(2)      Server Support
         -        Covers 26 (plus or minus 3) Customer-owned servers, including:
                           -        BIGDC01
                           -        BIGDC02
                           -        CADSRV01
                           -        CITRIXSRV01
                           -        DB2DEV
                           -        DB2DEV02
                           -        DEPTSRV02
                           -        DUNSRV01
                           -        EPSSRV01
                           -        FAPSRV01
                           -        INTSRV01
                           -        ISASRV01
                           -        ISASRV03
                           -        RPTSRV01
                           -        SQLSRV01
                           -        STRUSTSRV


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

                                   EXHIBIT IV
           TO INSURANCE ADMINISTRATION SERVICES AGREEMENT - CONTINUED

                  -        SVCSRV01
                  -        SVCDEV01
                  -        TSMSRV01
                  -        WEBSRV01
                  -        INTDEV01
                  -        INTDEV02
                  -        INTDEV03
                  -        WEBDEV02
                  -        IMGSRV01
                  -        IBM AS/400 720 Model

         -        Customer will provide for Customer-owned servers:
                  -        Server Hardware
                  -        Server Software
                  -        Server Space Rental
                  -        Electrical Power
                  -        Backbone and other Necessary connectivity
                  - Access to secured computer room; provided IMS shall be responsible for all maintenance and security associated with the servers located in such room

         - IMS will provide (to be provided 24-hours each day, seven (7) days per week, including holidays):
                  -        Help Desk Support
                  -        Network Access
                  -        Server Availability
                  -        Storage/Backup/Archive/Retrieval

(3) Telecom Support (on-site support to be provided from 8:00 AM to 5:00 PM, Monday through Friday and on-call after regular business hours, including holidays) for all current system configuration (All additional changes and enhancements based upon time and materials):
         -        Initially covers Customer's 400 employees located in St.
                  Petersburg, Florida that are telecom users and require support
         - The fees for this service is subject to the "Employee Adjustment" described above
         - Telecom Personnel to support the existing Customer telecom infrastructure
         -        Customer will provide
                  - Telecom Interconnectivity for Customer telecom infrastructure
                  - Telecom software to support Customer telecom infrastructure

(4) Telecom Hosting (on-site support to be provided from 8:00 AM to 5:00 PM, Monday through Friday and on-call after regular business hours, including holidays) for all current system configuration (All additional changes and enhancements based upon time and materials):
         - IMS will provide Northern Telecom compliant existing handsets for 400 Customer associates
         -        IMS will provide Northern Telecom PBX Hardware
         -        IMS will provide PBX Availability
         -        IMS will provide PBX Software (current system configuration)
         -        Customer will provide Hosting Space Rental
         - Access to secured computer room; provided IMS shall be responsible for all maintenance and security associated with the servers located in such room

(5) Application Software Support (on-site support to be provided from 8:00 AM to 5:00 PM, Monday through Friday and on-call after regular business hours, including holidays) for all current system configuration (All additional changes and enhancements based upon time and materials):
         -        Companion Flood Software Support
         -        BOP Software Support
         -        Excess Flood Software Support
         -        Contingency Commission Software Support



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

                                   EXHIBIT IV
           TO INSURANCE ADMINISTRATION SERVICES AGREEMENT - CONTINUED

         -        Customer Internet Site Support
         -        Customer Intranet Site Support
         -        Customer Month-End Software Support
         -        Human Resources ADP Software Support
         -        Vector Software Support
         -        CPP Software Support
         -        Commercial Auto Software Support
         -        Vanguard Book-Transfer Software Support
         -        Various Current Manual Line Software Support
         - Various Current Other Products, that are or were in "run-off" phase attached hereto as Exhibit IV - A (the "Run-off Lines of Business")

(6) Statistical Reporting for current system configurations. All additional changes and enhancements based upon time and materials.
         IMS shall provide:
         a.       Commercial Lines Statistical Call Support:
                      i.   Quarterly TX ISO - QTR Miscellaneous Commercial
                           Experience
                     ii.   NAII Commercial Fire & Allied Lines/FR BIC-FCIC
                    iii.   Annual NAII General Liability/GLA BIC-FCIC-BSIC
                     iv.   NAII Professional Liability/MPA BIC
                      v.   NAII Business owners/BO BIC-BSIC
                     vi.   NAII Farm owners/FM
                    vii.   NAII Burglary/BU BIC-FCIC
                   viii.   NAII Fidelity & Surety/F&S BIC-BSIC
                     ix.   NAII Glass/GS BIC-FCIC
                      x.   NAII Inland Marine/IM
                     xi.   Annual NAII Auto/AU Excluding NC BIC-FCIC
                    xii.   NAII Personal Lines/DP BIC-BSIC-FCIC
                   xiii.   VOLEX
                    xiv.   NC VOLEX
                     xv.   NAII NC Quarterly Auto
                    xvi.   TICO Market Report
                   xvii.   SCHWHUA Voluntary Credit Report
                  xviii.   FWUA Voluntary Credit Report
                    xix.   Alabama Disaster Response Plan
                     xx.   NY Insurance Disaster Coalition
                    xxi.   GA Cancel/Non-Renewal Forms GID-44 GID-45
                   xxii.   TX ISO - Quarterly Liability Experience
                  xxiii.   NAII SC AIPEX
                   xxiv.   CA PP Liability Auto Report SAL/AR
                    xxv.   Home State - TX Theft Report
                   xxvi.   FHCF Data Call, and

         b.       Homeowner and Auto Statistical Call Support:
                      i.   CA PP Auto Physical Damage Experience SAP
                     ii.   Exposure Reporting - Monthly Call
                    iii.   FHCF Data Call
                     iv.   Home State - Quarterly Experience Report
                      v.   Home State - Commercial Auto Call
                     vi.   Home State - Policy Count
                    vii.   Home State - Quarterly Market Report
                   viii.   Home State - TX Theft Assessment Report
                     ix.   NAII FL AIP
                      x.   NAII FL AIPEX
                     xi.   NAII SC AIP
                    xii.   QUASR
                   xiii.   SC AIPSO
                    xiv.   TX ISO- F&S



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

(7)      General Conditions:
         a. Customer shall provide necessary personnel space for IMS employees servicing Customer pursuant to this Agreement, and
         b. Customer shall provide adequate parking spaces for IMS employees servicing Customer pursuant to this Agreement, based upon Customer's parking policies and procedures, as revised from to time.














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


                                 EXHIBIT IV - A

                           "RUN-OFF LINES OF BUSINESS"

Auto Service
Border Trucking
Commercial Auto
Cycle Warranty
Day Care
Employers Liability
Fidelity
Firearms
Inland Marine
Marine Industries Contingent P & I
Marine Omnibus
Real Estate Appraisers E & O
Restaurant-Standard Lines
Surety Bonds
Towing
Trucking
Senior Yacht
Special Restaurant
Discontinued Lines
Contract Surety
Lensurance
Occupational Accident Policy
Ocean Marine
Workers Compensation
Personal Auto GA (CA, OR, WA)
Personal Auto (FL & SC)
Business Auto (BUTI)
Personal Auto (BUTI)
Homeowners (Heartland)
Dwelling Fire (Heartland)
Non-Standard Auto (Heartland)
Preferred Auto (Heartland)
All Prior Products previously serviced in "run-off"













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